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                                                               EXHIBIT 10.2

                               THIRD AMENDMENT TO
                         RECEIVABLES PURCHASE AGREEMENT
                         ------------------------------

    This Third Amendment to Receivables Purchase Agreement, dated as of March 31, 2000 (this "Amendment"), is among D&K RECEIVABLES CORPORATION, a Delaware
                ---------
corporation ("Seller"), D&K HEALTHCARE RESOURCES, INC., a Delaware
              ------
corporation ("Parent"), BLUE KEEL FUNDING, LLC, a Delaware limited liability
              ------
company ("Purchaser"), and FLEET NATIONAL BANK, a national banking
          ---------
association, as administrator for Purchaser (in such capacity, the "Administrator").
 ------------

                                   BACKGROUND

    1. Seller, Parent, Purchaser and the Administrator are parties to that certain Receivables Purchase Agreement, dated as of August 7, 1998, as amended by the First Amendment to Receivables Purchase Agreement, dated as of December 17, 1998, and by the Second Amendment to Receivables Purchase Agreement, dated as of June 1, 1999 (the "Receivables Purchase Agreement").
                                          ------------------------------

    2. The parties hereto desire to amend the Receivables Purchase Agreement in certain respects as set forth herein.

    NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    SECTION 1.  Definitions.  Capitalized terms used in this Amendment and
                -----------
not otherwise defined herein shall have the meanings assigned thereto in the Receivables Purchase Agreement.

    SECTION 2.  Purchase Limit.  Section 1.01 of the Receivables Purchase
                --------------   ------------
Agreement is hereby amended by deleting the number "$60,000,000" where it appears in clause (a) thereof and substituting therefor the number
           ----------
"$75,000,000".

    SECTION 3.  Weekly Settlement Date; Weekly Servicer Reports.  Section
                -----------------------------------------------   -------
1.02(a) of the Receivables Purchase Agreement is hereby amended by deleting
-------
the second sentence thereof in its entirety and substituting therefor the following:

    Each such notice of a proposed Purchase shall be substantially in the form of Exhibit 1.02(a) (each a "Purchase Notice"), and shall specify the
            ---------------          ---------------
    desired amount and date of such Purchase, which shall be a Weekly Settlement Date.

    Section 2.04 of the Receivables Purchase Agreement is hereby amended by
    ------------
(i) deleting the phrase "Settlement Period" where it appears in clause (iii)
                                                                ------------
thereof and substituting therefor the phrase "Earned Discount Period" and
(ii) deleting the phrase "Settlement Period" where it appears in clause (iv)
                                                                 -----------
thereof and substituting therefor the word "period".

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    Section 3.01 of the Receivables Purchase Agreement is hereby amended by
    ------------
deleting the phrase "with respect to each Settlement Period" where it appears in the lead-in clause thereof. Section 3.01(a) of the Receivables Purchase
                                ---------------
Agreement is hereby amended by (i) adding the phrase "the earlier of the second Weekly Settlement Date to occur after each Cut-Off Date and" immediately after the phrase "On or before" in the first line thereof, (ii) deleting the word "each" where it appears before the phrase "Cut-Off Date" in the third line thereof and substituting therefor the word "such" and (iii) adding a new sentence at the end thereof as follows:

On or before the date that is two Business Days immediately preceding each
    Weekly Settlement Date (each, a "Weekly Reporting Date"), Servicer shall
                                     ---------------------
    deliver to the Administrator a report containing the information described in Exhibit 3.01(b) for the period from Wednesday of the
                 ---------------
    immediately preceding week to the Business Day immediately preceding such Weekly Reporting Date (each, a "Weekly Servicer Report").
                                    ----------------------

    Exhibit 3.01(b) attached to this Amendment is hereby added as an exhibit
    ---------------
to the Receivables Purchase Agreement.

    Section 3.01(b) of the Receivables Purchase Agreement is hereby amended
    ---------------
by (i) adding the word "Weekly" immediately prior to the phrase "Reporting Date" where it appears in the second line thereof, (ii) deleting the text of clause (i) thereof and substituting therefor the following: "the amount of
----------
Earned Discount that will have accrued in respect of the Capital allocated to the Earned Discount Period ending on the Weekly Settlement Date immediately following such Weekly Reporting Date", (iii) adding the phrase "if such Weekly Reporting Date relates to a Monthly Settlement Date," at the beginning of clause (ii) thereof and (iv) adding the word "Monthly" immediately prior
   -----------
to the phrase "Settlement Date" where it appears in clause (ii) thereof.
                                                    -----------
Sections 3.01(c) and (d) of the Receivables Purchase Agreement are hereby
----------------     ---
deleted in their entirety, and the following shall be substituted therefor:

         (c)  Settlement Date Procedure - Reinvestment Period.  On each Weekly
              -----------------------------------------------
    Settlement Date, the Servicer shall distribute from Collections set aside pursuant to Sections 1.03(a)(i) through (iii) during the Settlement
                -------------------         -----
    Period in which such Weekly Settlement Date occurs (to the extent not previously distributed pursuant to this Section 3.01(c)) the following
                                            ----------------
    amounts in the following order:

             (1) to the Administrator, an amount equal to the Earned Discount accrued during the Earned Discount Period ending on such Weekly Settlement Date on the portion of the Capital allocated to such Earned Discount Period, plus any previously accrued Earned Discount not paid on any prior Weekly Settlement Date that remains unpaid, which amount shall be distributed by the

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         Administrator to the Purchaser for application to such Earned
         Discount;

             (2) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Administrator, an amount equal to the Program Fee and Commitment Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any previously accrued amounts
                                  ----
         described in this clause (2) not paid on any prior Monthly Settlement
                           ----------
         Date that remain unpaid;

             (3) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Servicer, if the Servicer is not Parent, an amount equal to the Purchaser's Share of the Servicer's Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any
                                                                   ----
         previously accrued Purchaser's Share of the Servicer's Fee not paid on a prior Monthly Settlement Date that remains unpaid;

             (4) to the Administrator, all other amounts (other than Capital) then due under this Agreement to the Administrator, the Purchaser, the Affected Parties or the Indemnified Parties;

             (5) to the Administrator, an amount equal to the Excess Amount, if any, which amount shall be distributed by the Administrator to the Purchaser for application to the Capital;

             (6) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Servicer, if the Servicer is Parent, an amount equal to the Purchaser's Share of the Servicer's Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any
                                                                   ----
         previously accrued Purchaser's Share of the Servicer's Fee not paid on a prior Monthly Settlement Date that remains unpaid; and

             (7) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Seller, any remaining amounts.

         (d)  Settlement Date Procedure - Liquidation Period.  On each Weekly
              ----------------------------------------------
    Settlement Date during the Liquidation Period, the Servicer shall distribute from Purchaser's Share of Collections received or deemed received pursuant to Section 3.02 during the Settlement Period in which
                         ------------
    such Weekly Settlement Date occurs (to the extent not previously

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    distributed pursuant to this Section 3.01(d)), the following amounts in
                                 ----------------
    the following order:

             (1)  to the Administrator, an amount equal to the Earned
         Discount accrued during the Earned Discount Period ending on such Weekly Settlement Date on the portion of the Capital allocated to such Earned Discount Period, plus any previously accrued Earned
                                      ----
         Discount not paid on any prior Weekly Settlement Date that remains unpaid, which amount shall be distributed by the Administrator to the Purchaser for application to such Earned Discount;

             (2) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Administrator, an amount equal to the Program Fee and Commitment Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any previously accrued Program Fee and
                                  ----
         Commitment Fee not paid on a prior Monthly Settlement Date that remain unpaid;

             (3) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Servicer, if the Servicer is not Parent, an amount equal to the Purchaser's Share of the Servicer's Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any
                                                                   ----
         previously accrued Purchaser's Share of the Servicer's Fee not paid on a prior Monthly Settlement Date that remains unpaid;

             (4) to the Administrator, an amount equal to the remaining Purchaser's Share of Collections until the Capital is reduced to zero, which amount shall be distributed by the Administrator to the Purchaser for application to the Capital;

             (5) to the Administrator, all other amounts (other than Capital) then due under this Agreement to the Administrator, the Purchaser, the Affected Parties or the Indemnified Parties;

             (6) if such Weekly Settlement Date is also a Monthly Settlement Date, to the Servicer, if the Servicer is Parent, an amount equal to the Purchaser's Share of the Servicer's Fee accrued during the Settlement Period ending on such Monthly Settlement Date, plus any
                                                                   ----
         previously accrued Purchaser's Share of the Servicer's Fee not paid on a prior Monthly Settlement Date that remains unpaid; and

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             (7)  if such Weekly Settlement Date is also a Monthly Settlement
         Date, to the Seller, any remaining amounts.

    Section 3.02(b) of the Receivables Purchase Agreement is hereby amended
    ---------------
by adding the word "Weekly" immediately before the phrase "Settlement Date" where it appears in clause (iii) thereof.
                    ------------

    Section 4.03 of the Receivables Purchase Agreement is hereby amended by
    ------------
(i) deleting the phrase "Settlement Period" where it appears in clause (i)
                                                                ----------
thereof and substituting therefor the phrase "Earned Discount Period" and
(ii) deleting the phrase "within thirty days of written notice" where it appears in the first sentence thereof and substituting therefor the phrase "upon demand".

    Section 5.02(a) of the Receivables Purchase Agreement is hereby amended
    ---------------
by deleting the phrase "Servicer Report with respect to the immediately preceding calendar month" where it appears therein and substituting therefor the phrase "Weekly Servicer Report with respect to the period from Wednesday of the immediately preceding week to the Business Day immediately preceding the related Weekly Reporting Date".

    Section 6.01(1) and 6.02(i) of the Receivables Purchase Agreement are
    ---------------     -------
hereby amended by adding the phrase ", Weekly Servicer Report" immediately after the phrase "Servicer Report" where it appears in the first line thereof.

    Section 10.01(b) of the Receivables Purchase Agreement is hereby amended
    ----------------
by adding the phrase ", Weekly Servicer Report" after the phrase "Daily Report" where it appears therein. Section 10.01(i) of the Receivables
                                   ----------------
Purchase Agreement is hereby amended by adding the word "Weekly" immediately prior to the phrase "Settlement Date" where it appears therein. Section
                                                                 -------
13.01(b) of the Receivables Purchase Agreement is hereby amended by adding
--------
the phrase ", any Weekly Servicer Report, any Daily Report" after the phrase "Servicer Report" where it appears in clause (i) thereof.
                                      ----------

    SECTION 4.  Cost of Funds Rate; Definitions.  The definition of "Earned
                -------------------------------                      ------
Discount Rate" that appears in Appendix A to the Receivables Purchase
-------------                  ----------
Agreement is hereby amended by deleting the word "LIBOR" where it appears in clause (b) thereof and substituting therefor the phrase "Cost of Funds Rate".
----------

    The definition of "Cost of Funds Rate" that appears in Appendix A to the
                                                           ----------
Receivables Purchase Agreement is hereby deleted in its entirety, and the following is hereby substituted therefor:

    "Cost of Funds Rate" means for any Earned Discount Period or portion
     ------------------
    thereof the sum of (i) the rate equivalent to the rate (or if more than one rate, the weighted average of rates) at which Commercial Paper Notes having a term equal to such Earned Discount Period and to be issued to fund or maintain the Capital allocated by the Administrator to such Earned

    Discount Period may be sold by any placement agent or commercial paper dealer selected by the Administrator or a Conduit Facilitator; provided, however, if the rate (or rates) as agreed between any such
    --------  -------
    agent or dealer and the Purchaser or a Conduit Facilitator with regard to any Earned Discount Period is a discount rate or (rates), the "Cost of Funds Rate" for such Earned Discount Period shall be the rate (if more than one rate, the weighted average of the rates) resulting from converting such discount rate (or rates) to an interest-bearing equivalent rate (or rates) per annum, plus (ii) without duplication, the
                                          ----
    commissions and charges related to such Commercial Paper Notes, converted to an interest-bearing equivalent rate per annum.

    Appendix A to the Receivables Purchase Agreement is hereby amended by
    ----------
adding the following definitions in appropriate alphabetical order:

    "Conduit Facilitator" means any entity that issues Commercial Paper Notes
     -------------------
    the proceeds of which are loaned to Purchaser to fund its investments in accounts receivables or other financial assets.

    "Earned Discount Period" means a period from, and including, a Weekly
     ----------------------
Settlement Date to, but excluding, the Weekly Settlement Date that occurs four weeks thereafter.

    "Monthly Settlement Date" means the first Weekly Settlement Date to occur
     -----------------------
on or after the Reporting Date for each calendar month.

    "Weekly Reporting Date" is defined in Section 3.01(a).
     ---------------------                ---------------

    "Weekly Servicer Report" is defined in Section 3.01(a).
     ----------------------                ---------------

    "Weekly Settlement Date" means each Friday, or, if such day is not a
     ----------------------
Business Day, the next succeeding Business Day.

    The definitions of "LIBOR" and "Settlement Date" that appear in Appendix A
                        -----                                       ----------
are hereby deleted in their entirety.  The definition of "Settlement
Period" that appears in Appendix A to the Receivables Purchase Agreement is
                        ----------
hereby amended by inserting the word "Monthly" before the phrase "Settlement Date" each time that such phrase appears in clause (ii) thereof.
                                            -----------

    The definitions of "Earned Discount", "Earned Discount Rate", "Eurodollar Rate (Reserve Adjusted)" and "Liquidation Fee" that appear in Appendix A are
                                                              ----------
hereby amended by deleting the phrase "Settlement Period" each time it appears therein and substituting therefor the phrase "Earned Discount Period".

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    Notwithstanding the foregoing amendments, Earned Discount with respect to the Capital outstanding on the date hereof shall continue to accrue at the rate set forth in the Receivables Purchase Agreement before giving effect to this Amendment until the next Settlement Date (as defined in the Receivables Purchase Agreement before giving effect to this Amendment).

    SECTION 5.  Excluded Obligor.  Receivables owed by Appalachian Regional
                ----------------
Healthcare shall not be Eligible Receivables, and shall be excluded for purposes of calculating the Sales-Based Dilution Ratio, Default Ratio and Delinquency Ratio.

    SECTION 6.  Special Concentration Limit.  Schedule A to the Receivables
                ---------------------------   ----------
Purchase Agreement is hereby amended by (i) deleting ARH and (ii) adding a new Obligor as follows:

             Walgreens               A1/P1              25.00%

    SECTION 7.  Financial Covenant.  Section 7.01(k) of the Receivables
                ------------------
Purchase Agreement is hereby deleted in its entirety and the following is substituted therefor:

    "(k) Financial Covenant.  Parent will maintain at all times during the
         ------------------
    period specified below a Capital Base in an amount not less than the amount shown below for the period corresponding thereto (excluding any purchases by Parent of its own stock made between May 20, 1999 and June 1, 2000 pursuant to a consent letter from Fleet Capital Corporation dated May 20, 1999):

            Period                                                Amounts
            ------                                                -------
            June 1, 1999 through December 30, 1999             $ 1,480,000
            December 31, 1999 through June 29, 2000            $ 3,000,000
            June 30, 2000 through June 29, 2001                $10,000,000
            June 30, 2001 and thereafter                       $20,000,000"

    SECTION 8.  Representations and Warranties.  Each of Parent and Seller
                ------------------------------
hereby represents and warrants that, after giving effect to this Amendment,
(i) the representations and warranties contained in Article VI of the
                                                    ----------
Receivables Purchase Agreement are true and correct on and as of the date hereof and shall be deemed to have been made on such date (except that any such representation or warranty that is expressly stated as being made only as of a specified earlier date shall be true and correct in all material respects as of such earlier date) and (ii) no Liquidation Event or Unmatured Liquidation Event has occurred and is continuing.

    SECTION 9.    Effectiveness.  This Amendment shall become effective upon
                  -------------
the receipt by the Administrator of (i) copies of this Amendment duly executed by Seller and Parent, (ii) the fee required to be paid in connection herewith as set forth in the fee letter dated as of the date hereof with the Administrator and (iii) a certificate of the Secretary or Assistant Secretary of each of Seller and Parent certifying (A) that the certificate of incorporation and by-laws of such Person previously delivered to the Administrator have not been amended, except as set forth in such certificate, or revoked, (B) that attached thereto are resolutions of its Board of Directors approving this Amendment and (C) the names and true signatures of the officers authorized on its behalf to execute and deliver this Amendment.

      SECTION 10.  Miscellaneous.  The Receivables Purchase Agreement , as
                   -------------
amended hereby, remains in full force and effect. Any reference to the Receivables Purchase Agreement from and after the date hereof shall be deemed to refer to the Receivables Purchase Agreement as amended hereby. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York. Seller, on demand, shall pay, or reimburse the Administrator for, all of the costs and expenses, including legal fees and disbursements, incurred by the Administrator or Purchaser in connection with this Amendment.

                 [REMAINDER OF PAGE LEFT INTENTIONALLY BLANK]

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    IN WITNESS WHEREOF, each of the undersigned has caused this Amendment to be executed and delivered by its duly authorized officer as of the date first above written.



                              D&K RECEIVABLES CORPORATION


                              By:     /s/ Thomas S. Hilton
                                          ---------------------------
                              Name:       Thomas S. Hilton
                                          ---------------------------
                              Title:      Senior Vice President & CFO
                                          ---------------------------


                              D&K HEALTHCARE RESOURCES, INC.


                              By:     /s/ Thomas S. Hilton
                                          ---------------------------
                              Name:       Thomas S. Hilton
                                          ---------------------------
                              Title:      Senior Vice President & CFO
                                          ---------------------------


                              BLUE KEEL FUNDING, LLC, as Purchaser


                              By:     /s/ Bernard J. Angelo
                                          -----------------
                              Name:       Bernard J. Angelo
                              Title:      Vice President


                              FLEET NATIONAL BANK, as the Administrator


                              By:     /s/Paul Schmieder
                                         --------------
                              Name:      Paul Schmieder
                              Title:     Vice President